SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): December 21, 2000

                            INDIANA GAS COMPANY, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA

                 (State or Other Jurisdiction of Incorporation)

         1-6494                                    35-0793669
(Commission File Number)                  (IRS Employer Identification No.)


                              20 N.W. Fourth Street
                            Evansville, Indiana 47741
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, Including Area Code: (812) 465-5300




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Item 5.   Other Events.

          Indiana Gas Company, Inc. hereby files a Purchase Agreement, dated December 21, 2000, and a form of Fifth Supplemental Indenture to the Indenture dated as of February 1, 1991, attached hereto as Exhibits 1 and 4 and incorporated herein by reference, in connection with the Indiana Gas Company, Inc. issuance of $20,000,000 aggregate principal amount of 7.15% Insured Quarterly Notes (the "15-Year IQ Notes") and $50,000,000 aggregate principal amount of 7.45% Insured Quarterly Notes (the "30-Year IQ Notes").


Item 7.   Financial Statements and Exhibits.

          The following exhibits are filed as part of this report:

          Exhibit 1 - Purchase Agreement, dated December 21, 2000, between Indiana Gas Company, Inc. and Edward D. Jones & Co., L.P.

          Exhibit 4 - Form of Fifth Supplemental Indenture to the Indenture dated as of February 1, 1991, between Indiana Gas Company, Inc. and U.S. Bank Trust National Association with respect to the issuance of the 15-Year IQ Notes and the 30-Year IQ Notes.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INDIANA GAS COMPANY, INC.
                                         (Registrant)


Dated: December 27, 2000                 By:/s/ M. Susan Hardwick
                                            ----------------------------------
                                            M. Susan Hardwick
                                            Vice President and Controller